1 Westwood Holdings Group, Inc. Stephens Inc. Spring Investment Conference June 4, 2008 Exhibit 99.1

2 Forward – Looking Statements Statements in this presentation that are not purely historical facts, including statements about our expected future financial position, results of operations or cash flows, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “could,” “goal,” “target,” “designed,” “on track,” “comfortable with,” “optimistic” and other similar expressions, constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results and the timing of some events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including, without limitation, those set forth below: our ability to identify and successfully market services that appeal to our customers; the significant concentration of our revenues in four of our customers; our relationships with investment consulting firms; our relationships with current and potential customers; our ability to retain qualified personnel; our ability to successfully develop and market new asset classes; our ability to maintain our fee structure in light of competitive fee pressures; competition in the marketplace; downturn in the financial markets; the passage of legislation adversely affecting the financial services industries; interest rates; changes in our effective tax rate; our ability to maintain an effective system of internal controls; and the other risks detailed from time to time in our SEC reports. Additional factors that could cause our actual results to differ materially from our expectations are discussed under the section entitled “Risk Factors” in our Form 10-K for the year ended December 31, 2007, which together with our other filings can be viewed at www.sec.gov. You should not unduly rely on these forward-looking statements. Except as required by law, we are not obligated to publicly release any revisions to these forward-looking statements. Page 1

3 Agenda Page 2 Firm Overview Investment Process & Products Financial Highlights Summary

4 Firm Overview Well-established asset management firm Clear focus on investment management and client service since 1983 Strong long-term performance Strict adherence to our process has resulted in strong risk-adjusted returns for our clients Growing asset base $7.9 billion in assets under management as of December 31, 2007 Three-year compound annual growth rate over 25% Independent with equity-based incentives Publicly traded company (NYSE: WHG) since 2002 35% of company stock held by senior management, employees and directors Effective tool to attract and retain talented professionals Strong and committed team of professionals Senior members of the firm have worked together for over a decade Client-centered culture Culture of integrity, ethics, solid corporate governance and internal controls Page 3

5 Westwood History Westwood Funds Westwood Management Corp. Acquired by Southwest Securities (SWS) Westwood Trust Westwood Holdings Group, Inc. Registered Investment Advisor Institutional focus 1983 1993 1994 1996 2002 SWS Provided: Capital Autonomy Technology Distribution Distributed by Gabelli Sub-advised by Westwood Commingled funds New product platform Spin-off Independent public company WHG Funds 2005 Targeted to institutional, defined contribution market Advised by Westwood; distributed by SEI Page 4

6 Westwood Value Proposition Page 5 At our spin-off in 2002 we said we would: Build out our research team Expand our product offerings Deliver excellent performance for our clients Operate the firm in a stockholder-friendly manner Energize our employees Since that time we have: Developed a talented, team-based research process, adding 10 CFAs to the team Launched six additional products LargeCap, SMidCap, SmallCap, AllCap and Balanced ranked in the top quartile in their peer group for 2007; most also rank in the top quartile over three and five-year trailing periods Declared over $39 million in dividends to stockholders Experienced very low employee turnover Built the platform for a much larger business

7 Product Distribution Westwood Management Corp. Separately managed portfolios – large institutions Subadvisory Collective funds – large defined contribution marketplace Managed accounts (“SMA”) – select platforms Institutional consultants Account minimum – $25,000,000 Westwood Trust Commingled Funds – small to mid-size institutions, high net worth Enhanced BalancedTM asset allocation model Separately managed portfolios – tax-sensitive accounts, IRA rollover market Institutional consultants, client referrals, centers of influence Account minimum – $5,000,000 WHG Funds Institutional share class – institutions, small to mid-size defined contribution plans, direct retail A share class – mutual fund supermarket platforms Institutional consultants, financial intermediaries, media coverage Account minimum – $5,000 Page 6

8 Subadvisory Page 7 Subadvisory opportunities – attractive means for enhanced distribution of scalable products – LargeCap, MidCap and 130/30 Access to established distribution channels Generally lower average fee, but high profitability due to low incremental costs Current Westwood subadvisory mandates UBS Pace, UBS Trust Co. GAMCO Westwood Funds Timothy Plan Westwood Trust

9 Overview of Investment Process Qualities that Westwood analysts look for in securities: Strong free cash flow characteristics Stable to improving return on equity Improving balance sheet Upside earnings surprise without corresponding change in consensus estimates Portfolio Teams Research Analysts Idea generation Proprietary fundamental research Make buy & sell recommendations 4 Research Groups Led by senior analysts Weekly due diligence meetings to review analyst recommendations Approved securities move to the “On Deck Circle” At least one member from each Research Group Weekly meetings to review portfolio and new names Makes buy and sell decisions and manages portfolio risk Page 8

Peer Group Product Comparisons Trailing 3-Years as of 3/31/08

LargeCap


eA Large Cap Value Equity Universe
Trailing 3-Years (Ending 3/31/08)
13.00
12.00
11.00
10.00
9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
Westwood LargeCap Value
Russell 1000 Value

SMidCap


eA Small-Mid Cap Value Equity Universe
Trailing 3-Years (Ending 3/31/08)
16.00
15.00
14.00
13.00
12.00
11.00
10.00
9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
-1.00
-2.00
Westwood SMidCap Value
Russell 2500

SmallCap


eA Small Cap Value Equity Universe
Trailing 3-Years (Ending 3/31/08)
12.00
11.00
10.00
9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
-1.00
-2.00
Westwood SmallCap Value
Russell 2000 Value

AllCap


eA All Cap Value Equity Universe
Trailing 3-Years (Ending 3/31/08)
16.00
15.00
14.00
13.00
12.00
11.00
10.00
9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
-1.00
Westwood AllCap Value
Russell 3000 Value

Portfolio Median Market Cap	$44 Billion	$3 Billion	$1 Billion	$23 Billion

Past performance is not a guarantee of future results. Performance results are calculated gross of fees . Please see full performance disclosures at end of presentation.

Page 9

11 Peer Group Performance Comparison Source: eVestment Alliance Percentile Ranking as of March 31, 2008 The eVestment Alliance Universes contain the following number of return sets: LargeCap Value Equity (326), Small-MidCap Value Equity (76), SmallCap Value Equity (203), AllCap Value Equity (87), and US Balanced/TAA (97). Past performance does not guarantee future results. Stock market conditions vary from year to year and can result in a decline in market value. This is not an offer or recommendation to buy or sell a security or an economic sector. Page 10

12 Significant Product Capacity Remains Page 11 Note: Table reflects Westwood Management assets under management as of 12/31/07 (including Westwood Trust commingled funds)

13 Westwood Trust Consistent asset growth Over 23% compound annual growth rate of assets over the last five years Enhanced BalancedTM Asset allocation model – 7 asset classes managed by Westwood Management 5 asset classes managed by subadvisors Consultative approach Low cost, efficient solution Asset gathering platform Private Client – “Best Ideas” Subadvisors: Page 12 (Gp:) International Growth (Gp:) High Yield (Gp:) International Value (Gp:) Sanderson Asset Management (Gp:) AllCap Growth & SmallCap Growth

Mutual Funds

- **WHG Funds**
  - 5 funds advised by Westwood Management
    - WHG LargeCap Value (WHGLX)
    - WHG SMidCap (WHGMX)
    - WHG SmallCap Value (WHGSX)
    - WHG Income Opportunity (WHGIX)
    - WHG Balanced (WHGBX)
  - Not yet rated by Morningstar; 3 year track record milestones:
    - SMidCap & Income Opportunity – Dec. 2008
    - LargeCap – June 2009
    - Balanced – September 2009
    - SmallCap – April 2010


WHG Funds Assets ($ millions)
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Income Opportunity
SMidCap
LargeCap Value
Balanced
SmallCap Value

- **Subadvised mutual funds**
  - GAMCO Westwood Equity Fund (WESWX) – 5 stars; 21 year track record
  - GAMCO Westwood Balanced Fund (WEBAX) – 4 stars; 16 year track record
  - Timothy Plan Large/Mid-Cap Value – 5 stars; subadvised since Q1 2005

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15 Financial Highlights – 2007 Page 14 Record assets under management and financial results in 2007: Year-over-year Metric 2007 Result Increase Assets under management $7.9 billion 33% Revenue $36.3 million 33% GAAP net income $7.9 million 76% Cash earnings $13.3 million 46% GAAP earnings per share $1.28 62% Cash earnings per share $2.14 34%

16 Recent Growth Trends Page 15 AUM Growth Revenue Growth Cash & GAAP EPS Growth Represents annual dividend rate based on current $0.30 quarterly dividend Dividend Growth

17 Financial Highlights – Q1 2008 Page 16 Strong financial results continuing in 2008: Year-over-year Metric Q1 2008 Result Increase Assets under management $7.5 billion 21% Revenue $9.1 million 24% GAAP net income $2.0 million 30% Cash earnings $3.2 million 32% GAAP earnings per share $0.31 24% Cash earnings per share $0.50 25% Liquid balance sheet – net cash & investments of $25 million ($3.54 per share) at March 31, 2008 Proforma annual quarterly dividend rate of $1.20 per share – 3.0% yield as of May 23, 2008

18 2007 WHG Stock Performance WHG stock provided a 69.9% total return including reinvested dividends Outperformed SNL Asset Manager Index by over 56% Ranked in the 5th percentile for total return performance among NYSE-listed securities Page 17

19 Near-term Objectives Serve clients attentively Generate competitive investment performance Cultivate consultant relationships Leverage referral sources at Westwood Trust – ~75% of new assets from referrals Match manufacturing capability with distribution partners through subadvisory opportunities Develop collective fund offerings across multiple products to serve the large defined contribution plan market Continue to grow the WHG Funds Cultivate new “R&D” products Increase visibility of WHG stock Page 18

20 Summary Established firm with recognized institutional presence Seasoned competitive products Attractive product pipeline with strong performance; gaining traction in institutional marketplace Private client growth opportunities Employees are stakeholders Opportunity to realize operational leverage and growth Potential for significant cash generation combined with history of returning excess cash to stockholders Page 19

21 Cash to GAAP Reconciliations Page 20

22 Disclosure Information

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26 Disclosure Information

27 www.westwoodgroup.com 200 Crescent Court Suite 1200 Dallas, Texas 75201 (214)756-6900